UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

Independence Tax Credit Plus L.P. III

(Exact name of registrant as specified in its charter)

Delaware	0-24650	13-3746399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 317-5700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant

On April 23, 2012, Independence Tax Credit Plus L.P. III (the “Company”) was notified that its independent registered public accounting firm, Trien Rosenberg Weinberg Ciullo & Fazzari LLP (“Trien Rosenberg”), merged its practice with that of Raich Ende Malter & Co. LLP (“Raich”) and the combined practice operates under the name Raich Ende Malter & Co. LLP. The General Partner of the Company has determined that the Company will continue to engage Raich as its independent registered public accounting firm.

During the Company’s fiscal years ended March 31, 2010 and March 31, 2011 and through the date of this Current Report on Form 8-K, the Company did not consult with Raich regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Trien Rosenberg on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2010 and March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report was qualified by uncertainty as to the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2010 and March 31, 2011 and during each subsequent interim period through the date of this Current Report on Form 8-K/A, there were (i) no disagreements between the Company and Trien Rosenberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Trien Rosenberg, would have caused Trien Rosenberg to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Trien Rosenberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Trien Rosenberg is attached hereto as Exhibit 16.1 to this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Trien Rosenberg Weinberg Ciullo & Fazzari LLP to the Securities and Exchange Commission, dated May 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE TAX CREDIT PLUS L.P. III

(Registrant)

	By:	RELATED INDEPENDENCE ASSOCIATES L.P.,
General Partner

		By:	INDEPENDENCE ASSOCIATES GP LLC,
General Partner

Date: May 25, 2012			By:	/s/ Robert A. Pace
Robert A. Pace
Chief Financial Officer and Principal Accounting Officer